UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________
FORM 8-K ___________________ Current Report Pursuant to Section 13 or 15(d) of the securities exchange act of 1934 Date of Report (Date of earliest event reported): December 28, 2021
ARCHAEA ENERGY INC. (Exact name of registrant as specified in its charter)

Delaware	001-39644	85-2867266
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4444 Westheimer Road, Suite G450 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

 (346) 708-8272
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LFG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information set forth below in Item 4.02 and Item 7.01 is incorporated by reference into this Item 2.02.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In light of recent comment letters issued by the Securities and Exchange Commission (the “SEC”) to several other special purpose acquisition companies, the management of Archaea Energy Inc. (the “Company,” “Archaea” or “we”) has re-evaluated the Company’s application of Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity” to its accounting classification of the redeemable shares of Class A common stock of the Company (the “Public Shares”) issued as part of the units sold in the Company’s initial public offering. The Company had previously classified a portion of the Public Shares as permanent equity because the Company’s amended and restated certificate of incorporation prior to the consummation of its initial business combination (the “charter”) provided that the Company shall not redeem the Public Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets in excess of $5 million or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Company’s initial business combination. Based on such re-evaluation, the Company’s management determined that the Public Shares include certain redemption features not solely within the Company’s control that, under ASC 480-10-S99, require such shares to be classified as temporary equity in their entirety.

Therefore, on December 28, 2021, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), after discussion with the Company’s management, concluded that the Company’s previously issued (i) audited balance sheet as of October 26, 2020 included in the Company’s Annual Report on Form 10-K/A filed with the SEC on May 13, 2021, (ii) audited financial statements as of December 31, 2020 and for the period from September 1, 2020 (inception) through December 31, 2020 included in the Company’s Annual Report on Form 10-K/A filed with the SEC on May 13, 2021, (iii) unaudited interim financial statements as of and for the three months ended March 31, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 26, 2021 and (iv) unaudited interim financial statements as of and for the three and six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 13, 2021 should be restated to report all of the Public Shares as temporary equity, and as a result, such financial statements, as well as portions of any communication that describe or are based on such financial statements, should no longer be relied upon.

Additionally, on December 28, 2021, the Audit Committee, after discussion with the Company’s management, concluded that the Company’s previously issued unaudited interim financial statements as of and for the three and nine months ended September 30, 2021 (together with the financial statements referred to in the immediately preceding paragraph, the “Affected Financial Statements”) included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2021 should no longer be relied upon due to an error related to the transactions recorded as part of the reverse recapitalization, which understated general and administrative expenses and accounts payable reported in such financial statements by $2.8 million. The error related to a duplicate entry recorded as part of the reverse recapitalization. Portions of any communication that describe or are based on such financial statements also should no longer be relied upon.

The Company plans to file an amendment to each of the reports referred above to restate the Affected Financial Statements.

The Audit Committee has discussed the matters disclosed in the first, second and fourth paragraphs in this Item 4.02 with WithumSmith+Brown, PC (the Company’s independent registered public accounting firm from September 1, 2020 (inception) through September 20, 2021) and the matters disclosed in the above four paragraphs with KPMG LLP (the Company’s current independent registered public accounting firm).

Item 7.01 Regulation FD Disclosure.

Due to the restatements referred in Item 4.02, portions of any communication that describe or are based on any of the Affected Financial Statements should no longer be relied upon. In addition to other changes not described herein, the Company’s net income and Adjusted EBITDA, on a combined basis, for the three and nine months ended September 30, 2021 would differ from the amounts previously reported in the Company’s press release regarding its third quarter of 2021 results, which was issued on November 15, 2021 (the “Third Quarter 2021 Earnings Release”), as set forth in the table below. The full year 2021 combined Adjusted EBITDA guidance range of $72.5 - $77.5 million disclosed in the Third Quarter 2021 Earnings Release remains unchanged. As described in the Third Quarter 2021 Earnings Release, financial information presented on a “combined basis” is the sum of the historical financial results of the Company for the full period shown and Aria Energy LLC for periods prior to the business combinations closing date, but only includes the impact of purchase accounting as of September 15, 2021.

(in thousands)	As Previously Reported	Adjustment	As Restated
Three Months Ended September 30, 2021
Combined basis - Net income (loss)	$(21,875)	$(2,836)	$(24,711)
Combined basis - Adjusted EBITDA(1)	$22,291	$(2,836)	$19,455

Nine Months Ended September 30, 2021
Combined basis - Net income (loss)	$52,750	$(2,836)	$49,914
Combined basis - Adjusted EBITDA(1)	$59,804	$(2,836)	$56,968

______

(1)	Adjusted EBITDA is commonly used as a supplemental financial measure by our management and external users of our consolidated financial statements to assess the financial performance of our assets without regard to financing methods, capital structures, or historical cost basis. Adjusted EBITDA is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.

We believe Adjusted EBITDA provides relevant and useful information to management, investors, and other users of our financial information in evaluating the effectiveness of our operating performance in a manner that is consistent with management’s evaluation of financial and operating performance.

Adjusted EBITDA is calculated by taking net income (loss), before taxes, interest expense, and depreciation, amortization and accretion, and adjusting for the effects of certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, including gains and losses on disposal of assets, impairment charges, debt forbearance costs, changes in the fair value of derivatives, non-cash compensation expense, and non-recurring costs related to our business combinations. We believe the exclusion of these items enables investors and other users of our financial information to assess our sequential and year-over-year performance and operating trends on a more comparable basis and is consistent with management’s own evaluation of performance.

The table below reconciles Adjusted EBITDA to net income (loss). A reconciliation of expected full year 2021 combined Adjusted EBITDA to net income (loss) cannot be provided without unreasonable efforts due to the inherent difficulty in quantifying certain amounts, including changes in fair value of warrant derivatives, due to a variety of factors including the unpredictability of underlying price movements, which may be significant.

(in thousands)	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2021
Net income (loss)	$(24,711)	$49,914
Adjustments:
Interest expense	$3,639	$12,335
Depreciation, amortization and accretion	$7,776	$20,025
EBITDA	$(13,296)	$82,274
Amortization of intangibles and below-market contracts	$580	$2,488
Amortization of equity method investments basis difference	$428	$428
Net (gains) losses from changes in fair value of derivatives	$9,839	$9,284
Share-based compensation	$2,708	$2,886
Gain on disposal of assets	$-	$(1,347)
Gain on extinguishment of debt	$-	$(61,411)
Acquisition transaction costs	$19,197	$22,367
Adjusted EBITDA	$19,455	$56,968

Note: Totals may not sum due to rounding.

Item 8.01 Other Events.

The Company’s Board of Directors expects to hold the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 18, 2022. The time and location of the Annual Meeting will be set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the SEC. The Company has set January 18, 2022 as the deadline for the receipt of proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All stockholder proposals submitted in accordance with Rule 14a-8 under the Exchange Act must be directed to the attention of the Corporate Secretary, at 4444 Westheimer Road, Suite G450, Houston, Texas, 77027. Pursuant to the Company’s Bylaws, stockholders seeking to bring business before the Annual Meeting or nominate candidates for election as directors at the Annual Meeting must deliver such proposals or nomination in accordance with the notice requirements contained in the Company’s Bylaws to the principal executive offices of the Company at 4444 Westheimer Road, Suite G450, Houston, Texas, 77027, Attention: Corporate Secretary, no earlier than the close of business on January 18, 2022 and no later than the close of business on February 17, 2022. Any stockholder proposal or director nomination must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as “anticipate,” “estimate,” “could,” “would,” “should,” “will,” “may,” “forecast,” “approximate,” “expect,” “project,” “intend,” “plan,” “believe” and other similar words. Forward-looking statements may relate to expectations for future financial performance, business strategies or expectations for Archaea’s business. Specifically, forward-looking statements may include statements concerning market conditions and trends, earnings, performance, strategies, prospects and other aspects of Archaea’s business. Forward looking statements are based on current expectations, estimates, projections, targets, opinions and/or beliefs of Archaea, and such statements involve known and unknown risks, uncertainties and other factors.

The risks and uncertainties that could cause those actual results to differ materially from those expressed or implied by these forward looking statements include, but are not limited to: (a) the ability to recognize the anticipated benefits of the business combinations and any transactions contemplated thereby, which may be affected by, among other things, competition, the ability of Archaea to grow and manage growth profitably and retain its management and key employees; (b) the possibility that Archaea may be adversely affected by other economic, business and/or competitive factors; (c) Archaea’s ability to develop and operate new projects; (d) the reduction or elimination of government economic incentives to the renewable energy market; (e) delays in acquisition, financing, construction and development of new projects; (f) the length of development cycles for new projects, including the design and construction processes for Archaea’s projects; (g) Archaea’s ability to identify suitable locations for new projects; (h) Archaea’s dependence on landfill operators; (i) existing regulations and changes to regulations and policies that affect Archaea’s operations; (j) decline in public acceptance and support of renewable energy development and projects; (k) demand for renewable energy not being sustained; (l) impacts of climate change, changing weather patterns and conditions, and natural disasters; (m) the ability to secure necessary governmental and regulatory approvals; (n) the Company’s expansion into new business lines; and (o) other risks and uncertainties indicated in the Registration Statement on Form S-1 (File No. 333-260094), originally filed by Archaea with the SEC on October 6, 2021, as subsequently amended on October 18, 2021 and declared effective by the SEC on October 21, 2021, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Archaea.

Accordingly, forward-looking statements should not be relied upon as representing Archaea’s views as of any subsequent date. Archaea does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2021
ARCHAEA ENERGY INC.

	By:	/s/ Chad Bellah
	Name:	Chad Bellah
	Title:	Chief Accounting Officer

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